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                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              190 Carondelet Plaza
                              St. Louis, MO 63105
                                 (314) 862-2211

                          Supplement dated June 1, 2005
                                       to
            Statement of Additional Information dated April 29, 2005

This supplement contains additional information and should be read and maintained with the Statement of Additional Information identified above.

Effective June 1, 2005, the principal underwriter and distributor of the Policies will become Metropolitan Life Insurance Company. It is anticipated this change will have no effect on the distribution of the policies or the level of compensation paid in connection with such distribution.

References in the Statement of Additional Information to the principal underwriter and distributor of the policies shall be deemed to refer to Metropolitan Life Insurance Company. Company forms may continue to use the former name until we have the opportunity to change them.